Exhibit 19.4
Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report
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
  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               6

  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,199,977,195.96              161,099

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $439,000,000.00         7.008%                     June 15, 2002
   Class A-2 Notes                                                  360,000,000.00         7.060%                    April 15, 2003
   Class A-3 Notes                                                  294,000,000.00         7.150%                 December 15, 2003
   Class A-4 Notes                                                  227,000,000.00         7.130%                     July 15, 2004
   Class A-5 Notes                                                  153,000,000.00         7.150%                  January 15, 2005
   Class B Notes                                                     72,724,000.00         7.400%                    April 15, 2005
   Class C Certificates                                              41,557,000.00         7.910%                     July 15, 2005
   Class D Certificates                                              41,557,000.00         9.000%                  October 15, 2005
   Variable Pay Term Note 1                                         490,556,000.00         6.737%                  January 15, 2005
                                                                    --------------
      Total                                                      $2,119,394,000.00








  II. COLLECTIONS

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $8,962,190.86               $26,087.54           $8,988,278.40
  Repurchased Loan Proceeds Related to Interest                           8,680.18                     0.00                8,680.18
                                                                          --------                     ----                --------
      Total                                                          $8,970,871.04               $26,087.54           $8,996,958.58

  Servicer Advances:
  Principal Advances                                                         $0.00               $13,573.05              $13,573.05
  Interest Advances                                                   3,606,946.36                 4,391.11            3,611,337.47
                                                                      ------------                 --------            ------------
      Total                                                          $3,606,946.36               $17,964.16           $3,624,910.52

  Principal:
  Principal Collections                                             $38,406,680.97               $85,309.23          $38,491,990.20
  Prepayments in Full                                                15,632,083.60                51,309.53           15,683,393.13
  Prepayments in Full Due to Administrative Repurchases                       0.00                  (77.61)                 (77.61)
  Repurchased Loan Proceeds Related to Principal                        686,847.18                     0.00              686,847.18
  Payahead Draws                                                              0.00                17,719.03               17,719.03
                                                                              ----                ---------               ---------
      Total                                                         $54,725,611.75              $154,260.18          $54,879,871.93

  Liquidation Proceeds                                                                                                  $381,701.56
  Recoveries from Prior Month Charge-Offs                                                                                    853.00
                                                                                                                             ------
      Total Principal Collections                                                                                    $55,262,426.49

  Principal Losses for Collection Period                                                                                $956,173.38
  Total Regular Principal Reduction                                                                                  $55,849,618.36

  Total Collections                                                                                                  $67,884,295.59



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  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               6

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  Total Collections                                                                                                  $67,884,295.59
  Net Swap Receipt                                                                                                         4,367.91
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  VPTN Issuance Proceeds                                                                                             439,000,000.00
  Accumulation Account Draw                                                                                                    0.00
                                                                                                                               ----
      Total Available for Distribution to Noteholders and Certificateholders                                        $506,888,663.50

  IV. DISTRIBUTIONS
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,557,526.47        $1,557,526.47                $0.00
   Amount per $1,000 of Original Balance               0.73                 0.73                 0.00

  Net Swap Payment                                    $0.00

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                    $2,563,760.00        $2,563,760.00               $0.00                $0.00              $0.00
   Class A2 Notes                     2,118,000.00         2,118,000.00                0.00                 0.00               0.00
   Class A3 Notes                     1,751,750.00         1,751,750.00                0.00                 0.00               0.00
   Class A4 Notes                     1,348,758.33         1,348,758.33                0.00                 0.00               0.00
   Class A5 Notes                       911,625.00           911,625.00                0.00                 0.00               0.00
   Class B Notes                        448,464.67           448,464.67                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                          $9,142,358.00        $9,142,358.00               $0.00                $0.00              $0.00
  Certificateholders Interest:
   Class C Certificates                $273,929.89          $273,929.89               $0.00                $0.00              $0.00
   Class D Certificates                 311,677.50           311,677.50                0.00                 0.00               0.00
                                        ----------           ----------                ----                 ----               ----
      Total                            $585,607.39          $585,607.39               $0.00                $0.00              $0.00
  Variable Pay Term Note  Interest:
   Variable Pay Term Note 1            $923,027.19          $923,027.19               $0.00                $0.00              $0.00
   Variable Pay Term Note 2                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 3                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 4                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 5                  $0.00                $0.00               $0.00                $0.00              $0.00
   Variable Pay Term Note 6                  $0.00                $0.00               $0.00                $0.00              $0.00
                                             -----                -----               -----                -----              -----
      Total                            $923,027.19          $923,027.19               $0.00                $0.00              $0.00
  Total Note Interest:              $10,065,385.19       $10,065,385.19               $0.00                $0.00              $0.00
  Total Note and Cert. Interest:    $10,650,992.58       $10,650,992.58               $0.00                $0.00              $0.00

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Regular Principal Distribution Amount     70,499,477.09
                                             -------------
      Principal Distribution Amount         $70,499,477.09

  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               6

  Noteholder Principal Distributions:
   Class A1 Notes                                       $439,000,000.00
   Class A2 Notes                                                  0.00
   Class A3 Notes                                                  0.00
   Class A4 Notes                                                  0.00
   Class A5 Notes                                                  0.00
   Class B Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $439,000,000.00
  Certificateholder Principal Distributions:
   Class C Certificates                                           $0.00
   Class D Certificates                                            0.00
                                                                   ----
      Total Certificate Principal Paid                            $0.00
  Variable Pay Term Note Distributions:
   Variable Pay Term Note 1                              $55,680,144.45
   Variable Pay Term Note 2                                       $0.00
   Variable Pay Term Note 3                                       $0.00
   Variable Pay Term Note 4                                       $0.00
   Variable Pay Term Note 5                                       $0.00
   Variable Pay Term Note 6                                       $0.00
                                                                  -----
      Total Variable Pay Term Note Principal Paid        $55,680,144.45
  Total Note and Certificate Principal Paid:            $494,680,144.45

  Deposit to Reserve                                              $0.00
  Collections Released to Servicer                                $0.00
  Deposit to Accumulation Account                                 $0.00
  Total Available for Distribution                      $506,888,663.50
  Total Distribution (incl. Servicing Fee)              $506,888,663.50

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                            $1,000.00                   $5.84                $1,005.84
  Class A2 Notes                                                 0.00                    5.88                     5.88
  Class A3 Notes                                                 0.00                    5.96                     5.96
  Class A4 Notes                                                 0.00                    5.94                     5.94
  Class A5 Notes                                                 0.00                    5.96                     5.96
  Class B Notes                                                  0.00                    6.17                     6.17
                                                                 ----                    ----                     ----
      Total Notes                                             $284.01                   $5.91                  $289.92

  Class C Certificates                                          $0.00                   $6.59                    $6.59
  Class D Certificates                                           0.00                    7.50                     7.50
                                                                 ----                    ----                     ----
      Total Certificates                                        $0.00                    $7.05                   $7.05

  Variable Pay Term Note 1                                    $113.50                   $1.88                  $115.39
  Variable Pay Term Note 2                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 3                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 4                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 5                                      $0.00                   $0.00                    $0.00
  Variable Pay Term Note 6                                      $0.00                   $0.00                    $0.00
                                                                -----                   -----                    -----
      Total Variable Pay Term Notes                            $28.36                   $0.47                   $28.83

  Total Notes and Certificates:                               $233.41                   $5.03                  $238.43




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  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               6



  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                  Beginning of Period                                End of Period
                                                     Balance       Pool Factor                       Balance       Pool Factor
  Aggregate Balance of Notes                $1,699,861,462.84       0.8347877                $1,644,181,318.39      0.8074436
  Class A1 Notes                               439,000,000.00       1.0000000                             0.00      0.0000000
  Class A2 Notes                               360,000,000.00       1.0000000                   360,000,000.00      1.0000000
  Class A3 Notes                               294,000,000.00       1.0000000                   294,000,000.00      1.0000000
  Class A4 Notes                               227,000,000.00       1.0000000                   227,000,000.00      1.0000000
  Class A5 Notes                               153,000,000.00       1.0000000                   153,000,000.00      1.0000000
  Class B Notes                                 72,724,000.00       1.0000000                    72,724,000.00      1.0000000
  Class C Certificates                          41,557,000.00       1.0000000                    41,557,000.00      1.0000000
  Class D Certificates                          41,557,000.00       1.0000000                    41,557,000.00      1.0000000
  Variable Pay Term Note 1                     154,137,462.84       0.3142097                    98,457,318.39      0.2007056
  Variable Pay Term Note 2                               0.00       0.0000000                   439,000,000.00      1.0000000
  Variable Pay Term Note 3                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 4                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 5                               0.00       0.0000000                             0.00      0.0000000
  Variable Pay Term Note 6                               0.00       0.0000000                             0.00      0.0000000
                                                         ----       ---------                             ----      ---------
      Total                                 $1,782,975,462.84       0.8412666                $1,727,295,318.39      0.8149949

  Portfolio Information
  Weighted Average Coupon (WAC)                         8.07%                                            8.09%
  Weighted Average Remaining Maturity (WAM)             42.10                                            41.21
  Remaining Number of Receivables                     143,603                                          141,870
  Portfolio Receivable Balance              $1,869,031,761.75                                $1,813,182,143.39



  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                              $7,131,935.45
  Specified Credit Enhancement Amount                                                                                $18,131,821.43
  Yield Supplement Overcollateralization Amount                                                                      $93,574,222.19
  Target Level of Overcollateralization                                                                             $100,706,157.64

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                                  $10,999,885.98
  Specified Reserve Account Balance                                                                                   10,999,885.98
  Reserve Release Amount                                                                                                       0.00
  Reserve Account Draws                                                                                                        0.00
  Reserve Account Deposits Made                                                                                                0.00
                                                                                                                               ----
  Ending Reserve Account Balance                                                                                     $10,999,885.98
  Change in Reserve Account Balance                                                                                           $0.00

  IX. RECONCILIATION OF ACCUMULATION ACCOUNT

  Beginning Accumulation Account Balance                                                                                      $0.00
  Deposit to Accumulation Account                                                                                              0.00
  Release of Accumulated Balance                                                                                               0.00
                                                                                                                               ----
  Ending Accumulation Account Balance                                                                                         $0.00

  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               6



  X. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

  Liquidation Proceeds                                                                                                  $381,701.56
  Recoveries from Prior Month Charge-Offs                                                                                   $853.00
  Total Losses for Collection Period                                                                                  $1,029,188.14
  Charge-off Rate for Collection Period (annualized)                                                                          0.42%




  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,272                $16,695,164.06
  61-90 Days Delinquent                                                                           166                 $2,266,444.51
  91-120 Days Delinquent                                                                           54                   $747,029.15
  Over 120 Days Delinquent                                                                         29                   $395,085.82

  Repossesion Inventory                                                                           140                 $2,123,870.52


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.2482%
  Preceding Collection Period                                                                                               0.2950%
  Current Collection Period                                                                                                 0.4215%
  Three Month Average                                                                                                       0.3216%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.0954%
  Preceding Collection Period                                                                                               0.1379%
  Current Collection Period                                                                                                 0.1755%
  Three Month Average                                                                                                       0.1363%



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  Ford Credit Auto Owner Trust 2000-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               6

  Worksheet Information

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,385,230.80                    $48,221.33
  New Advances                                                                           3,591,539.16                     17,927.66
  Servicer Advance Recoveries                                                            1,384,264.86                     10,409.04
                                                                                         ------------                     ---------
  Ending Servicer Advances                                                              $6,592,505.10                    $55,739.95

  Current Month Interest Advances for Prepaid Loans                                        $15,407.20                        $36.50

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $61,214.41
  Additional Payaheads                                                                                                    41,814.69
  Payahead Draws                                                                                                          70,682.05
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $32,347.05



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